UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                            -------------------------


         Date of Report (Date of Earliest Event Reported):  October 15, 2004
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                         MURRAY UNITED DEVELOPMENT CORP.
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             (Exact name of registrant as specified in its charter)


     Delaware                    33-19048-NY                  22-2856171
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  (State or other             (Commission File               IRS Employer
  Jurisdiction of                  Number)                Identification No.)
  Incorporation)


                     P.O. Box 224, Landing, New Jersey 07850
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                    (Address of principal executive offices)

                                 (908) 979-3025
                         ------------------------------
              (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/_/ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)(1)(i) On October 15, 2004 Albrecht, Viggiano, Zureck & Company, P.C. resigned as our principal certifying accountants. Albrecht, Viggiano, Zureck & Company, P.C. is in the process of ceasing to provide audit services to public companies.

         (ii) None of the reports of Albrecht, Viggiano, Zureck & Company, P.C. on the Company's financial statements for either of the past two fiscal years or any interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. However, such reports did contain a going concern emphasis.

         (iii) The decision to change principal accountants was approved by the Company's Board of Directors.

         (iv) During the two most recent fiscal years of the Company and all interim periods, there were no disagreements between the Company and Albrecht, Viggiano, Zureck & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albrecht, Viggiano, Zureck & Company, P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Albrecht, Viggiano, Zureck & Company, P.C. with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Albrecht, Viggiano, Zureck & Company, P.C. deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a)of Regulation S-B and, if not, stating the respects in which it does not agree. A copy of the letter of Albrecht, Viggiano, Zureck & Company, P.C. is filed as Exhibit 16 to this Current Report on Form 8-K.

(a)(2) On October 15, 2004, the Company engaged Blanchfield, Kober & Company, P.C. as the independent public accountants for the Company's fiscal year ending July 31,2004. During the Company's two most recent fiscal years and subsequent interim period, the Company has not consulted with Blanchfield, Kober & Company, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Blanchfield, Kober & Company P.C. provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues. Further, during the Company's two most recent fiscal years and subsequent interim period, the Company has not consulted with Blanchfield, Kober & Company, P.C. on any matter that was the subject of a disagreement or a reportable event.

Item 9.01    Financial Statements. Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         16.1 Letter, dated October 19, 2004, from Albrecht, Viggiano, Zureck & Company, P.C.

Dated:  October 20,2004


                                      MURRAY UNITED DEVELOPMENT CORP.

                                      By: /s/ Anthony Campo
                                         -----------------------------------
                                      Anthony Campo, Chairman and Executive V.P.